UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2017

Aura Systems, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-17249	95-4106894
State of	(Commission	(IRS Employer
Incorporation)	File No.)	Identification Number

10541 Ashdale Avenue, Stanton,	CA 90680
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 643-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 – Departure of Directors of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On March 30, 2017, Warren Breslow resigned as a director of the Registrant.

SECTION 8 – OTHER EVENTS

Item 8.01 – Other Events.

The Registrant currently is delinquent in filing its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, and consequently neither the narrative nor the financial information contained in the most recent such reports should be relied upon as presenting a materially accurate description of the current business or financial condition of the Registrant. The Registrant will seek to become current in its filings with the Securities and Exchange Commission as soon as reasonably practicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AURA SYSTEMS, INC.
(Registrant)

Date: April 6, 2017

	By:	/s/ Melvin Gagerman
Melvin Gagerman
Chief Executive Officer
Chief Financial Officer